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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2004


                            MERCER INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   WASHINGTON
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


               000-9409                                 91-6087550
       (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)



           14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA 98168
                               (ADDRESS OF OFFICE)


                                 (206) 674-4639
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Mercer International Inc. entered into an amended and restated employment agreement (the "Employment Agreement") with Jimmy S.H. Lee effective as of April 28, 2004.

The Employment Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.               DESCRIPTION

     99.1 Employment Agreement effective as of April 28, 2004 between Mercer International Inc.
                          and Jimmy S.H. Lee





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                                   SIGNATURES


Pursuant to the requirements of the SECURITIES EXCHANGE ACT OF 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MERCER INTERNATIONAL INC.

                                               /S/ DAVID M. GANDOSSI
                                               ---------------------------------
                                               David M. Gandossi
                                               Chief Financial Officer


Date: April 28, 2004










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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION

         99.1 Employment Agreement effective as of April 28, 2004 between Mercer International Inc. and Jimmy S.H. Lee.